UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011 (April 21, 2011)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street
New York, New York 10036
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

     This Current Report on Form 8-K includes as an exhibit a press release, dated April 21, 2011, reporting that CIT Group Inc. (“CIT” or the “Company”) has signed a Purchase Agreement, dated April 21, 2011, to sell Dell Financial Services Canada Limited, an Ontario corporation (“DFS Canada”), to an affiliate of Dell Inc. (“Dell”). In a separate transaction, CIT has signed a Purchase Agreement, dated April 21, 2011, to sell to Dell certain Dell-related assets and sales and servicing functions in Europe (“DFS Europe”). The sale of DFS Canada includes financing and leasing assets of approximately $340 million and the sale of DFS Europe includes financing and leasing assets of approximately $400 million, in each case as of December 31, 2010, subject to normal portfolio activity since that date. The sale of DFS Canada, which has its principal offices in North York, Ontario, is expected to be completed by mid-2011. The sale of DFS Europe, which has its principal offices in Dublin, Ireland, is expected to be completed in 2012. The terms of the transactions were not disclosed. Both transactions are subject to customary closing conditions, including regulatory approvals. The Company anticipates recording a net gain on each transaction in the period in which it closes.

     The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by CIT Group Inc. on April 21, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President &
Chief Financial Officer

Dated: April 21, 2011